KEMPER GLOBAL AND INTERNATIONAL FUNDS
                       KEMPER EMERGING MARKETS INCOME FUND
  SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 1997, AS REVISED JANUARY 14, 1998

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         The maximum sales charge for Class A shares of Kemper Emerging  Markets
Income Fund as disclosed in the "Summary -- Purchases and Redemptions" section of the prospectus on page 2, and elsewhere in the prospectus, is 4.50%.




July 10, 1998